Exhibit 10.30

AMENDMENT

TO

THE GAP, INC. EXECUTIVE DEFERRED COMPENSATION PLAN

WHEREAS, The Gap, Inc. (the “Company”) maintains The Gap, Inc. Executive Deferred Compensation Plan (the “Plan”), as amended and restated effective January 1, 1999; and

WHEREAS, the Plan previously has been amended; and

WHEREAS, further amendment of the Plan now is considered desirable to suspend the pending merger of the Plan into the Gap Inc. Supplemental Deferred Compensation Plan;

NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Company under Section 9.2 of the Plan, and in exercise of the authority delegated to the undersigned officer by resolutions of the Board of Directors of the Company dated November 19, 2008, the Plan is hereby amended, effective on the date of the execution of this amendment, by rescinding Appendix A to the Plan such that no Appendix A shall be added to the Plan pursuant to the previous amendment.

*        *        *

IN WITNESS WHEREOF, the undersigned officer has executed this amendment on behalf of the Company, this 19th day of December, 2008.

THE GAP, INC.

By:	/s/ William Tompkins
Senior Vice President, Total Rewards